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                                                                   Exhibit 10.15

                    THIRD AMENDMENT TO OFFICE LEASE AGREEMENT


         THIS THIRD AMENDMENT TO OFFICE LEASE AGREEMENT (this "THIRD AMENDMENT") is made and entered into this _____ day of ____________, 2001, by and between BUILDING IV ASSOCIATES L.P. a Virginia limited partnership ("LANDLORD"), and PEC SOLUTIONS, INC., a Delaware corporation ("TENANT"), with reference to the following:

                                    RECITALS

         A. Pursuant to a certain Office Lease Agreement dated May 17, 1999 by and between Landlord and Tenant as amended by the First Amendment and Second Amendment (collectively the "LEASE"), Landlord leased to Tenant certain premises more particularly described therein in the Building commonly known as Fair Lakes Four, 12700 Fair Lakes Circle, Fairfax, Virginia 22033.

         B. Landlord and Tenant desire to amend the Lease as more particularly described herein.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Landlord and Tenant hereby agree as follows:

         1. All capitalized terms used herein, unless specifically defined herein, shall have the same meaning and definition as used in the Lease.

         2. Effective March 1, 2001 (the "THIRD AMENDMENT SPACE COMMENCEMENT DATE"), pursuant to Tenant's Right of First Offer option set forth in ARTICLE 7 of the Lease, the Premises shall be increased to include 9,475 square feet located on the third (3rd) floor of the Building, (the "THIRD AMENDMENT SPACE"), as more fully described and set forth on EXHIBIT "A" attached hereto and made a part hereof by this reference. The expiration date with respect to the Third Amendment Space shall be co-terminus with the Expiration Date of the Lease, which is December 31, 2013 (the "THIRD AMENDMENT SPACE EXPIRATION DATE"). Landlord and Tenant hereby confirm that Tenant shall remain in that portion of the Premises presently consisting of approximately 21,000 square feet of Rentable Area on the second (2nd) floor of the Building (the "ORIGINAL PREMISES") and approximately 1,947 sq. ft. of Rentable Area on the first floor (the "First Amendment Space"). From and after the Third Amendment Space Commencement Date, the Premises shall be comprised of the Original Premises, the First Amendment Space and the Third Amendment Space and shall consist of 32,422 square feet of Rentable Area and Tenant's Proportionate Share shall be 43.20%.

         3. Except as expressly set forth in this Third Amendment, Tenant shall take and lease the Third Amendment Space upon the same terms and conditions as are set forth in the Lease. Notwithstanding anything in the Lease to the contrary, as to the Third Amendment Space: (i) the Commencement Date shall be the Third Amendment Space Commencement Date, (ii) there shall be no Tenant Improvement Allowance applicable to the Third Amendment Space, and (iii) SECTION

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B.2 of EXHIBIT "B" shall not apply. Nothing herein shall accelerate, delay or otherwise affect the Commencement Date or any other dates as to the Original Premises or the First Amendment Space.

         4. The Base Rent under the Lease, as increased by the First Amendment, shall be further increased by adding thereto the Third Amendment Space Base Rent as set forth in this Paragraph 4. Tenant shall pay to Landlord monthly, in advance, without demand, on the first day of each calendar month, the monthly Base Rent for the Third Amendment Space specified below (the "THIRD AMENDMENT SPACE BASE RENT"). The Third Amendment Space Base Rent shall be calculated on the first day of each Lease Year under the Lease by multiplying the Base Rent per Square Foot (as hereinafter defined) by the Rentable Area of the Third Amendment Space. The first monthly installment of Third Amendment Space Base Rent shall be payable in advance on the Third Amendment Space Commencement Date.

                              THIRD AMENDMENT SPACE

                                                   BASE RENT
                                                PER SQUARE FOOT                  NET BASE RENT
                  LEASE YEAR                (INCLUDES 3% COMMISSION)            PER SQUARE FOOT
                  ----------                ------------------------            ---------------
                       1                            $15.95                          $15.06
                       2                            $16.51                          $15.62
                       3                            $17.09                          $16.20
                       4                            $17.68                          $16.79
                       5                            $18.30                          $17.41
                       6                            $18.95                          $18.06
                       7                            $19.61                          $18.72
                       8                            $20.30                          $19.41
                       9                            $21.01                          $20.12
                      10                            $21.74                          $20.85
                      11                            $22.50                          $21.61
                      12                            $23.29                          $22.40
                      13                            $24.11                          $23.22


         As to the Third Amendment Space only, "Lease Year 1" or the first "Lease Year" shall mean the period commencing on the Third Amendment Space Commencement Date and terminating on December 31, 2001. All other references to "Lease Year" shall mean a period of twelve (12) consecutive months commencing on January 1, 2002, and each successive twelve (12) month period thereafter and shall coincide with the Lease Year for the Original Premises.

         5. Tenant agrees to accept the Third Amendment Space in its "as is" and "where is" condition, and Landlord will have no obligation to make any improvements or modifications to the Third Amendment Space.

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         6. From and after the Third Amendment Space Commencement Date, Tenant shall pay Tenant's Proportionate Share of Operating Expenses and Real Estate Taxes with respect to the Third Amendment Space in accordance with PART 4 of the Lease.

         7. By no later than March 15, 2001, Tenant shall deliver to Landlord an additional Security Deposit of $39,400. The last sentence of SECTION 23.04 of the General Lease Provisions as amended by the First Amendment is hereby further amended by replacing "$89,875.55" with $129,275.55."

         8. Tenant acknowledges that this Third Amendment is contingent upon Landlord executing a lease termination agreement with the existing tenant, LCT, Inc.

         9. Except as expressly modified by this Third Amendment, the Lease remains unchanged and in full force and effect. In the event of a conflict between the provisions of this Third Amendment and the Lease, this Third Amendment shall prevail. This Third Amendment sets forth entire agreement between the parties and cancels all prior negotiations, arrangements, brochures, agreements, and understandings, if any, between Landlord and Tenant regarding the subject matter of this Third Amendment. No amendment or modification of this Third Amendment shall be binding or valid unless expressed in writing executed by both parties hereto.

         IN WITNESS WHEREOF, Landlord and Tenant have executed this Third Amendment as of the day and year first above written.

                                            LANDLORD:
                                            --------

                                            BUILDING IV ASSOCIATES L.P.,
                                            a Virginia limited partnership

                                            By:    Building IV Associates, Inc.,
                                                   a Virginia corporation,
                                                   its general partner

                                            By:    ____________________________
                                            Name:  ____________________________
                                            Its:   ____________________________

                                            TENANT:
                                            ------

                                            PEC SOLUTIONS, INC.,
                                            a Delaware corporation

                                            By:    ___________________________
                                            Name:  ___________________________
                                            Its:   ___________________________


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                                   Exhibit "A"
                              Third Amendment Space








                           [GRAPHIC OF OFFICE SPACE]








             PEC Solutions, Inc.-Third Amendment Space-9,475 sq. ft.










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